                          SCHEDULE 14A (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

                                          [_]Confidential, for Use of the
[X]Definitive Proxy Statement                Commission Only (as Permitted by
                                             Rule 14a-6(e)(2))

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              CURON MEDICAL, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                              CURON MEDICAL, INC.
                                735 Palomar Ave
                              Sunnyvale, CA 94086

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 2001

                               ----------------

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CURON MEDICAL, INC., a Delaware corporation, will be held on Tuesday, May 15, 2001 at 9:00 a.m. local time, at The Westin Palo Alto Hotel, 675 El Camino Real, Palo Alto CA 94301 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

     1. To elect two (2) Class I directors to serve for terms of three years expiring upon the 2004 Annual Meeting of Stockholders or until their successors are elected.

     2. To ratify the appointment of PricewaterhouseCoopers, LLP as our independent accountants for the year ending December 31, 2001.

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on March 25, 2001 are entitled to notice of and to vote at the meeting.

   Our Board of Directors recommends that you vote in favor of each of the proposals outlined in the attached Proxy Statement.

   All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          John W. Morgan
                                          Chief Executive Officer, President
                                           and Board Member

Sunnyvale, California
April 11, 2001

 YOUR VOTE IS IMPORTANT. IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              CURON MEDICAL, INC.
                                735 Palomar Ave.
                              Sunnyvale, CA 94086

                               ----------------

                          PROXY STATEMENT FOR THE 2001
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001

                               ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed Proxy is solicited on behalf of the Board of Directors of Curon Medical, Inc. ("Curon Medical"), for use at the Annual Meeting of Stockholders to be held Tuesday, May 15, 2001 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Westin Palo Alto Hotel, 675 El Camino Real, Palo Alto CA 94301, telephone number (650) 321-4422.

   These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, were first mailed on or about April 11, 2001 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

   Stockholders of record at the close of business on March 25, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 19,344,703 shares of our Common Stock were issued and outstanding and held of record by approximately 128 stockholders. The closing price of the our Common Stock on the Record Date as reported by The National Association of Securities Dealers, Inc. Automated Quotation National Market was $3.063 per share.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Mellon Investor Services, 235 Montgomery Street, 23rd Floor, San Francisco, CA 94104 (Attention:
Inspector of Elections for Curon Medical) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

   Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

   The cost of soliciting proxies will be borne by us. We expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-votes

   Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") appointed for the meeting and will determine whether or not a quorum is present.

   The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the record date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

   While there is not definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

   In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence of absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, we intend to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

   Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the two Class I directors, for the confirmation of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Deadline for Receipt of Stockholder Proposals

   Proposals of stockholders that are intended to be presented by such stockholders at our 2002 Annual Meeting must be received by us no later than November 30, 2001 in order that such proposals may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the beneficial ownership of our Common Stock as of March 25, 2001, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                       Number of
                                                         shares
                                            Number of  underlying Approximate
                                             shares    options or   Percent
  Name and Address of Beneficial Owner     outstanding  warrants   Owned (1)
  ------------------------------------     ----------- ---------- -----------
Entities affiliated with U.S. Venture
 Partners (2)............................   2,970,222    102,600     15.9
  Alan L. Kaganov
  2180 Sand Hill Road, Suite 300
  Menlo Park, CA 94025

Entities affiliated with ONSET Ventures
 (3).....................................   2,900,222    441,750     17.3
  Robert F. Kuhling, Jr.
  2400 Sand Hill Road
  Menlo Park, CA 94025

Excelsior Private Equity Fund II.........   2,381,088     76,950     12.7
  David I. Fann
  114 W. 47th Street
  New York, NY 10036-1532

Travelers Insurance Co. (4)..............     760,000        --       3.9
  One Tower Square
  Nine Plaza Building
  Hartford, CT 06183

Michael Berman...........................       2,700     30,000        *

Fred L. Brown............................       3,000     30,000        *

Alan L. Kaganov (5)......................     101,221     17,100        *
  2180 Sand Hill Road, Suite 300
  Menlo Park, CA 94025

Robert F. Kuhling, Jr. (6)...............   2,900,222    458,850     17.4

David I. Fann (7)........................   2,381,088     94,050     12.8

Stuart D. Edwards........................   1,220,188        --       6.3
  658 Westridge Drive
  Portola Valley, CA 94028

John W. Morgan...........................     380,500    185,250      2.9

Alistair F. McLaren .....................     150,812     60,188      1.1

David S. Utley, M.D......................     280,250    183,250      2.4

John W. Gaiser...........................     173,464     70,536      1.3

Carol Chludzinski........................      87,772     30,000        *

All executive officers and directors as a
 group (11 persons)......................   6,381,891  1,246,274     39.4

--------
*  Less than 1% outstanding common stock

(1) Applicable percentage ownership is based on 19,344,703 shares of Common Stock as of March 25, 2001, together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

(2) Includes 2,673,200 shares held by U.S. Venture Partners V, L.P., 148,511 shares held by USVP V International, L.P., 83,166 shares held by 2180 Associates Fund V, L.P. and 65,345 shares held by USVP V Entrepreneur Partners, L.P. (collectively "USVP").

(3) Includes 2,400,222 shares held by ONSET Enterprise Associates III, L.P., 485,150 shares held by ONSET IV, L.P. and 14,850 shares held by ONSET Entrepreneurs, L.P. (collectively "ONSET").

(4) Traveler's Insurance Co. is a subsidiary of Citigroup, Inc., a publicly-traded corporation.

(5) Excludes 2,970,222 shares and warrants to purchase 102,600 shares held by USVP with whom Mr. Kaganov is associated as a venture partner. However, Mr. Kaganov neither exercises nor shares voting or dispositive power over the shares held by USVP. Further, Mr. Kaganov disclaims beneficial ownership of the shares held by USVP except to the extent of his pecuniary interest therein arising from his venture partner relationship with USVP.

(6) Includes 2,900,222 shares and warrants to purchase 384,750 shares held by ONSET. Mr. Kuhling is a general partner of ONSET and disclaims beneficial ownership of the shares held by ONSET except to the extent of his proportionate partnership interest therein.

(7) Includes 2,381,088 shares and a warrant to purchase 76,950 shares held by Excelsior Private Equity Fund II, Inc. Mr. Fann is President and Chief Executive Officer of Excelsior Private Equity Fund II, Inc. and disclaims beneficial ownership of the shares held by Excelsior Private Equity Fund II, Inc. except to the extent of his proportionate investment interest therein.

Compliance with Section 16(a) Filing Requirements

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers and beneficial owners of more than 10% of our Common Stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

   Based solely on our review of the copies of such forms submitted to us during the year ended December 31, 2000 (the "Last Fiscal Year"), we believe that all such forms were timely filed.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Director and Nominees for Director

   Pursuant to our Restated Certificate of Incorporation, our Board of Directors currently consists of six persons, divided into three classes serving staggered terms of three years. Currently, there are two directors in Class I, two directors in Class II and two directors in Class III. Two Class I directors are to be elected at the Annual Meeting. The Class II and Class III directors will be elected at the our 2002 and 2003 Annual Meetings of Stockholders, respectively. Each of the Class I directors elected at the Annual Meeting will hold office until the 2004 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

   In the event that any of such persons becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

   The names of the two Class I nominees for election to the Board of Directors at the Annual Meeting, their ages of the Record Date, and certain information about them are set forth below. The names of the current Class II and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

                                                                              Director
          Name            Age              Principal Occupation                Since
          ----            ---              --------------------               --------
Nominees for Class I
 Directors
David I. Fann (1).......   37 President, CEO, Excelsior Private Equity          1999
John W. Morgan..........   41 Chief Executive Officer and President             1999

Continuing Class II
 Directors
Alan L. Kaganov (1)(2)..   62 Venture Partner, U.S. Venture Partners            1998
Robert F. Kuhling, Jr.
 (2)....................   52 General Partner, Onset Ventures                   1999

Continuing Class III
 Directors
Michael Berman (1)......   43 Senior Vice President, Boston Scientific/Scimed   2000
Fred L. Brown (2).......   60 Vice Chairman, BJC Health System                  2000

--------
(1) Member of the Audit Committee
(2) Member of the Compensation Committee

   There are no family relationships among any of our directors or executive officers.

Directors to be Elected at the Annual Meeting

   David I. Fann Mr. Fann has served as a director since September 1999. Since March 1997, he has been President and Chief Executive Officer of Excelsior Private Equity Fund II, Inc., a business development company, and, since September 1994, he has also served as President and Chief Executive Officer of UST Private Equity Investors Fund, Inc., a business development company. Since April 1994, Mr. Fann also has been a managing director of U.S. Trust Company of New York. He serves as a director of several private companies. Mr. Fann holds a B.A.S. in Industrial Engineering and Economics from Stanford University.

   John W. Morgan Mr. Morgan has served as our President and Chief Executive Officer and as a member of our board of directors since November 1999. From October 1997 to October 1999, Mr. Morgan worked as Chief Executive Officer at Epitope Inc., a manufacturer of medical devices and diagnostic products utilizing oral fluid technologies. From October 1996 to October 1997, Mr. Morgan was President of Regent Medical

Products Group for London International Group, PLC, a manufacturer of latex medical products. From April 1983 to October 1996, Mr. Morgan worked at Baxter International, a large medical supply and distribution company, in various management positions including President of the MidAmerican Regional Company. He holds a B.S. degree in Public Administration and Economics from the University of Arizona.

Directors Whose Terms Extend Beyond the Annual Meeting

   Alan L. Kaganov Mr. Kaganov has served as a director since December 1998. Since July 1996, he has been associated with U.S. Venture Partners, a Menlo Park based venture capital firm, as a venture partner. From March 1993 to June 1996, Mr. Kaganov served as Vice President of Business Development and Strategic Planning for Boston Scientific, a large medical device manufacturer. Mr. Kaganov holds Sc.D. and M.S. degrees in Biomedical Engineering from Columbia University, an M.B.A. from New York University, and a B.S. in Mechanical Engineering from Duke University. He also serves as a director of Eclipse Surgical and ENDOcare, Inc., both publicly-traded medical device companies, as well as several private companies.

   Robert F. Kuhling, Jr. Mr. Kuhling has served as a director since December 1999. Since February 1987, Mr. Kuhling has been a general partner or managing director of several venture capital partnerships managed by ONSET Ventures. He also serves as a director of Euphonix, Inc., a publicly-traded professional audio products company, Gadzoox Networks, Inc., a publicly-traded computer networking company, Accelerated Networks, Inc., a publicly-traded telecommunications products company, and several private companies. Mr. Kuhling holds an M.B.A. from Harvard Business School and an A.B. in Economics from Hamilton College.

   Michael Berman Mr. Berman has served as a director since July 2000 and as Chairman since the end of February 2001. Since February 2000, Mr. Berman has been Senior Vice President of Boston Scientific/Scimed. From June 1995 until February 2000, Mr. Berman was President and from January to June 1995 he was Vice President of Sales and Marketing of Boston Scientific/Scimed. He serves as a director of several private companies. Mr. Berman holds both an M.B.A. and a B.S. in Industrial and Labor Relations from Cornell University.

   Fred L. Brown Mr. Brown has served as a director since May 2000. Since June 1993, Mr. Brown has been employed at BJC Health System, a health system comprising over 200 hospitals and healthcare delivery centers, where he first served as President and Chief Executive Officer and, since January 1999, as Vice Chairman. In addition, Mr. Brown is immediate past chairman of the American Hospital Association. He also serves as a director of the Citation Computer Systems Inc., a publicly traded health care information systems company; Morrison Management Specialists, Inc., a publicly traded food services contractor for healthcare facilities; XCare.net, a publicly traded provider of consulting and web development services; and Commerce Bancshares Inc., a publicly traded bank holding company; and several private companies. Mr. Brown holds an M.B.A. from George Washington University and a B.A. in Psychology from Northwestern University.

Vote Required

   The two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Class I directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

Board Meetings, Committees and Directors Compensation

   Our Board of Directors held a total of 6 meetings during the fiscal year ended December 31, 2000.

   The Board of Directors has an Audit Committee and Compensation Committee. It does not have a nominating committee or committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

   The Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent accountants. This Committee, which currently consists of directors David Fann, Alan Kaganov and Michael Berman, held 1 meeting during 2000.

   The Compensation Committee reviews and makes recommendations to the Board concerning salaries and incentive compensation for our executive officers and certain employees. This Committee, which consists of directors Alan Kaganov, Robert Kuhling and Fred Brown held 1 meeting during 2000.

Compensation of Directors

   Our directors do not currently receive cash for services they provide as directors, but directors are reimbursed for reasonable expenses in connection with attendance at Board and committee meetings.

   OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

                              CERTAIN TRANSACTIONS

   In connection with the issuance of notes in May 2000, warrants were issued to affiliates ONSET Ventures, U.S. Venture Partners and Excelsior Private Equity Fund. ONSET Ventures have warrants to purchase 384,750 shares of Common Stock, U.S. Venture Partners has warrants to purchase 102,600 shares of Common Stock, and Excelsior Private Equity Fund has warrants to purchase 76,950 shares of Common Stock. All of the warrants are exercisable at $4.39 per share.

   On December 10, 1998, we extended a loan to Stuart D. Edwards our former President and Chief Executive Officer, in the aggregate principal amount of $250,000, that was repaid in full in January 2001 including interest at the rate of 6% per annum. This loan matured on December 10, 2000 and was secured by 892,050 shares of our common stock.

   Robert F. Kuhling is a general partner of ONSET Ventures and beneficially owns 2,900,222 shares of our stock. Mr. Kuhling disclaims beneficial ownership of the shares held by such entity except to his proportionate ownership interest therein. Mr. Morgan has invested $200,000, Mr. Gaiser has invested $200,000 and Dr. Utley has invested $100,000 in a fund managed by ONSET Ventures.

   In March 2000, John W. Morgan exercised his option for 370,500 shares of common stock; Alistair F. McLaren exercised his options for 81,938 shares of common stock; David S. Utley exercised his options for 166,250 shares of common stock; Carol Chludzinski exercised her options for 85,500 shares of common stock; John W. Gaiser exercised his options for 144,535 shares of common stock; and Alan L. Kaganov exercised his option for 57,000 shares of common stock. The shares issued or issuable upon exercise are subject to repurchase by us, with such repurchase right lapsing with respect to various amounts depending on the date of grant and vesting schedule. Our right of repurchase lapses in full in the event of our merger with or into another corporation, or the sale of all or substantially all of our assets, in which our stockholders before the transaction own less than 50% of the voting securities of the surviving corporation or its parent following the transaction.

   We provide Mr. Morgan with mortgage assistance in the amount of $8,500 per month commencing January 2000 for four years following the commencement of his employment on November 1, 1999. Mr. Morgan pays interest on the loan at the rate of 6% per year. The loan will be forgiven upon termination of his employment other than for cause or upon death or disability. The loan is due and payable immediately, if he voluntarily terminates employment, by September 22, 2002, or within 6 months of a change in control, unless the acquiring entity assumes the loan.

   Mr. Edwards has a termination agreement with us that provides for continuation of services as a consultant until April 30, 2001 at a fee of $17,167 per month. The Company has no plans on utilizing these consulting services. In addition, the agreement provides that his remaining restricted stock will continue to lapse through the consulting period. If Mr. Edwards dies during the consulting period, his spouse will continue to receive consulting payments.

                               EXECUTIVE OFFICERS

   The following table sets forth information as of December 31, 2000 regarding our executive officers:

          Name           Age                                Position(s)
          ----           ---                                ----------
John W. Morgan..........  41 President, Chief Executive Officer and Director
Alistair F. McLaren.....  60 Chief Financial Officer and Vice President of Finance and Administration
David S. Utley, M.D.....  36 Chief Medical Officer
Carol A. Chludzinski....  46 Vice President of Sales and Marketing
John W. Gaiser..........  43 Vice President of Engineering, Research and Development
Viorica Filimon.........  43 Vice President of Quality Affairs

   John W. Morgan Business background supplied above under "Directors to be Elected at the Annual Meeting."

   Alistair F. McLaren Mr. McLaren has served as our Chief Financial Officer and Vice President of Finance and Administration since January 1998. From April 1994 to May 1998, Mr. McLaren was Co-President of NeoCon Associates, Inc., an interim management services company. During his tenure with NeoCon Associates, Inc., Mr. McLaren served at various times as General Manager of Advanced Closure Systems, Inc., a medical device company, Chief Financial Officer and Director of Operations of RITA Medical Systems, Inc., a manufacturer of radiofrequency devices, and President and Chief Operating Officer of Southern Pump and Tank, a construction company and SPATCO Environmental, Inc. Mr. McLaren is a member of the Institute of Chartered Accountants of Scotland.

   David S. Utley, M.D. Dr. Utley is one of our co-founders. He has served as our Chief Medical Officer since July 1998. From October 1997 to July 1998, Dr. Utley was Medical Director of Somnus Medical Technologies, Inc., a manufacturer of medical devices for treatment of ear, nose and throat disorders. From June 1997 through June 1998, he was a fellow in plastic and reconstructive surgery at Stanford University Medical Center. From June 1992 through June 1997, Dr. Utley was a resident of surgery at Stanford University Medical Center. Dr. Utley currently holds faculty positions at Stanford University Medical Center and the VA Palo Alto Health Care System. He received his M.D. from Harvard Medical School and holds a B.A. in Science/Arts from Pennsylvania State University.

   Carol A. Chludzinski Ms. Chludzinski has served as our Vice President of Sales & Marketing since February 1999. From August 1995 to January 1999, Ms. Chludzinski was employed by VidaMed, Inc., a manufacturer of devices for treatment of urologic disorders, where she first served as Vice President of North American Sales and Worldwide Marketing and later as Senior Vice President, where she was responsible for reimbursement activities. From January 1995 to July 1995, Ms. Chludzinski was Director of Sales for Cybex, Inc., a manufacturer of products sold to hospitals and clinics. Ms. Chludzinski holds a B.A. in Liberal Arts from Chestnut Hill College.

   John W. Gaiser Mr. Gaiser has served as our Vice President of Engineering, Research and Development since May 1998. From August 1991 to January 1998, Mr. Gaiser was Vice President of Research and Development for Medtronic Cardiorhythm Inc., a developer of devices for treatment of cardiac disorders. From May 1986 to July 1991, he was project group leader for Advanced Cardiovascular System Inc., a cardiovascular device company. From February 1981 until May 1986, Mr. Gaiser held senior engineering positions at Baxter International. Mr. Gaiser holds a B.S. in Mechanical Engineering from Purdue University.

   Viorica Filimon Ms. Filimon has served as our Vice President of Quality Affairs since March 2000 and served as our Director of Quality Affairs from May 1999 to March 2000. From April 1998 to May 1999, Ms. Filimon was Director of Quality Assurance for EndoTex Interventional Systems Inc., an endovascular company. From September 1995 to January 1998, Ms. Filimon served as Quality Engineering Manager for

Boston Scientific-Target Therapeutics Inc., a developer and manufacturer of cardiovascular devices. From January 1995 to September 1995, she served as a senior engineer for Toshiba America MRI, a medical imaging company. Ms. Filimon holds an M.S. in Electrical Engineering from Bucharest Polytechnic Institute and is certified by the American Society of Quality as a Certified Reliability Engineer, a Certified Quality Engineer, and a Certified Quality Auditor.

Employment Agreements

   In September 1999, we entered into an at-will employment agreement with John
W. Morgan whereby we have agreed to provide Mr. Morgan with a lump sum severance payment equal to six months current monthly salary and six months accelerated vesting on any unvested options upon termination of his employment other than for cause. The agreement also provides that, upon Mr. Morgan's termination other than for cause within 12 months following an acquisition, merger or sale of a majority of our assets, Mr. Morgan's outstanding stock options will fully and immediately vest. The agreement also provides for mortgage assistance in the amount of $8,500 per month for four years and an annual salary of $250,000. See also "Certain transactions."

   Each of our other named executive officers signed an offer letter before commencing their employment with us. The offer letters set forth each officer's:

  . position and title,

  . salary and other compensation,

  . health benefits,

  . option grant and vesting schedule, and

  . obligation to abide by confidentiality provisions.

   Additionally, each offer letter states that employment with us is at-will and may be terminated by either party at any time with or without notice or cause.

Executive Officer Compensation

   Summary Compensation Table. The following table sets forth information for the years ended December 31, 1998, 1999 and 2000 regarding the compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers whose total annual salary and bonus for such fiscal years were in excess of $100,000 (the "Named Executive Officers").

                           Summary Compensation Table

                                                     Long-Term
                                                    Compensation
                                                       Awards
                                                    ------------
                               Annual Compensation
                               --------------------  Securities
   Name and Principal                                Underlying     All Other
        Position          Year Salary ($) Bonus ($)   Options    Compensation (1)
   ------------------     ---- ---------- --------- ------------ ----------------
John W. Morgan (2)....... 1999  $ 41,667    $ --      555,750        $176,235(3)
  President and Chief     2000   250,000
  Executive Officer

Alistair F. McLaren...... 1998    87,500               57,000           2,100
  Chief Financial Officer 1999   165,000      --       57,000           5,400
  and Vice President      2000   177,083                                6,000
  of Finance and
  Administration

David S. Utley, M.D. .... 1998    94,904               57,000           1,600
  Chief Medical Officer   1999   157,500      --      142,500           3,600
                          2000   167,500                                3,600

Carol A. Chludzinski
 (4)..................... 1999   131,250      --       57,000           3,150
  Vice President of Sales 2000   161,216               28,500           3,600
  and Marketing

John W. Gaiser........... 1998    89,231              114,000           2,100
  Vice President of       1999   160,000      --       57,000           3,600
  Engineering, Research   2000   172,955               28,500           3,600
  and Development

--------
(1) The amounts in this column represent car allowances unless otherwise noted.

(2) Mr. Morgan joined our company in November 1999 as President and Chief Executive Officer and as a member of our board of directors, at an annual salary of $250,000.

(3) Consists of a signing bonus of $70,494 and relocation expenses of $105,741

(4) Ms. Chludzinski joined our company in February 1999 as Vice President of Sales and Marketing, at an annual salary of $150,000.

   Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2000 to each of the Named Executive Officers:

                          Option Grants in Fiscal 2000

                                          Individual Grants
                         ---------------------------------------------------
                                                                                 Potential
                                                                             Realizable Value
                                                                             at Assumed Annual
                                    % of Total                                Rates of Stock
                         Number of   Options                                       Price
                         Securities Granted to                       Market  Appreciation for
                         Underlying Employees  Exercise             Price at    Option Term
                          Options   in Fiscal    Price   Expiration   Date   -----------------
          Name            Granted      Year    Per Share    Date    of Grant    5%      10%
          ----           ---------- ---------- --------- ---------- -------- -------- --------
Carol A. Chludzinski....   28,500        6%     $0.614    01/27/10   $7.58   $334,392 $542,818
John W. Gaiser..........   28,500        6%      0.614    01/27/10    7.58    334,392  542,818

   Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth the information with respect to stock option exercises during the year ended December 31, 2000, by the Named Executive Officers, and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2000.

      Aggregate Option Exercises in Fiscal 2000 and Year-End Option Values

                                                           Number of
                                                     Securities Underlying     Value of Unexercised
                            Shares                  Unexercised Options At    In-the-Money Options at
                           Acquired                  December 31, 2000 (#)   December 31, 2000 ($)(1)
                             Upon        Value     ------------------------- -------------------------
          Name           Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ ------------ ----------- ------------- ----------- -------------
John W. Morgan..........   370,500      129,987      50,172       135,078      188,284      506,926
Alistair F. McLaren.....    81,938       34,935      10,687        21,375       41,044       82,092
David S. Utley, M.D.....   166,250       64,411      10,687        22,563       41,044       86,655
Carol A. Chludzinski....    85,500       23,998         --            --           --           --
John W. Gaiser..........   156,750      151,439       8,143        34,607       31,274      132,910

--------
(1) The fair market value of our Common Stock at the close of business on December 29, 2000, was $4.016.

Board Compensation Committee Report on Executive Compensation

   The following is provided to stockholders by the members of the Compensation Committee of the Board of Directors:

   The Compensation Committee of the Board of Directors (the "Committee"), comprising three outside directors, is responsible for the administration of our compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

   Compensation Philosophy. Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

  . Provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

  . Motivate executives to achieve optimum performance for us;

  . Align the financial interest of executives and stockholders through equity-based plans;

  . Provide a total compensation program that recognizes individual contributions as well as overall business results.

   Compensation Program. The Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all of our officers and establishes and reviews general policies relating to compensation and benefits of our employees. The Committee is also responsible for the administration of the Stock Plan. There are two major components to our executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

   1. Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at medical product, biotechnology and high technology companies. In addition, the Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to our success.

   2. Long-Term Incentives. Our 2000 Stock Plan provides for the issuance of stock options to our officers and employees to purchase shares of our Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to our executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of our equity.

2000 Compensation for the Chief Executive Officer

   In determining Mr. Morgan's salary for 2000, the Committee considered competitive compensation data for chairmen and chief executive officers of similar companies within the medical device and biotechnology industry, taking into account Mr. Morgan's experience and knowledge.

Section 162(m) of the Internal Revenue Code Limitations on Executive
Compensation

   In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended, (the "Code"). Section 162(m) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the our Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal year 2000. Grants under the Stock Plan will not be subject to the deduction limitation if the stockholders approve the Stock Plan, including the option grant limitations described below.

   Section 162(m) of the Code places limits on the deductibility for United States federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such person, the Stock Plan provides that no employee may be granted, in any of our fiscal years, options to purchase more than 450,000 shares of Common Stock. In addition, the Stock Plan provides that in connection with an employee's initial employment, the employee may be granted an additional 450,000 shares of Common Stock.

   The foregoing Committee Report shall not be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.

                                          Respectfully submitted,

                                          Alan L. Kaganov
                                          Robert F. Kuhling, Jr.
                                          Fred L. Brown

Stock Performance Graph

   The following graph compares the cumulative total stockholder return on our Common Stock with the cumulative total return of the Nasdaq National Market, U.S. index ("Nasdaq U.S. Index") and the Hambrecht & Quist Healthcare, Excluding Biotechnology index ("H&Q Healthcare Index") for the period beginning on September 22, 2000, our first day of trading after its initial public offering, and ending on December 29, 2000.

                              ---------------- FISCAL YEAR ENDING -------------
COMPANY/INDEX/MARKET           9/22/2000  9/29/2000  10/31/2000 11/30/2000 12/29/2000
Curon Medical Inc               100.00      95.83      94.79      100.00     33.47
H&Q Healthcare (w/o Biotech)    100.00     106.02     109.44      111.66    115.85
NASDAQ Market Index             100.00     100.00      91.18       70.49     66.88

--------
* The graph assumes that $100 was invested on September 22, 2000 in our Common Stock, the Nasdaq U.S. Index and the H&Q Healthcare Index, and that all dividends were reinvested. No dividends have been declared or paid on the our Common Stock. Stock performance shown in the above chart for the Common Stock is historical and should not be considered indicative of future price performance. This graph was prepared by Media General Financial Services.

                                 PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit our consolidated financial statements for the fiscal year ending December 31, 2001, and recommends that stockholders vote "FOR" ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   The Audit Committee of the Board of Directors met once during the 2000 fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter attached as Appendix A.

Fees billed to us by PricewaterhouseCoopers LLP during Fiscal 2000

 Audit Fees:

   Audit fees billed and to be billed to us by PricewaterhouseCoopers LLP in respect of our fiscal year 2000 annual financial statements audit, and review procedures for those financial statements included in our quarterly report on Form 10-Q totaled $100,545.

 Financial Information Systems Design and Implementation Fees:

   We did not engage PricewaterhouseCoopers LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

 All Other Fees:

   Fees billed and to be billed to us by PricewaterhouseCoopers LLP during our 2000 fiscal year for all other non-audit services rendered to us, including tax-related services and services in connection with our initial public offering totaled $423,242.

Audit Committee Report

   The Board of Directors has adopted a written charter for the Audit Committee. The purposes of the Audit Committee are set forth in the Audit Committee Charter, a form of which is included as Appendix A. The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process.

   As set forth in the Charter, management is responsible for the preparation, presentation and integrity of our financial reporting process and internal control systems and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the independent accountants of non-audit services to us is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants, the independent accountant's independence.

   The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committees rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committees' oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not assure that the audits of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our accountants are in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report to stockholders for the most recent fiscal period.

                                          Respectfully submitted,

                                          Michael Berman
                                          David Fann
                                          Alan Kaganov

   PricewaterhouseCoopers LLP has audited our financial statements annually since our inception in 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accountants at any time during the year.

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 OTHER MATTERS

   We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

                             THE BOARD OF DIRECTORS

Sunnyvale, California
April 11, 2001

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

I.MISSION STATEMENT

   This Charter specifies the scope of the Audit Committee's (the "Committee") responsibilities, and how it carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors (the "Board") in fulfilling its financial oversight responsibilities by reviewing and reporting upon: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  . Review and appraise the audit efforts and independence of the Company's auditors.

  . Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

   The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.STRUCTURE AND MEMBERSHIP REQUIREMENTS

   The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such director:

  a. Is not an employee of the Company.

  b. Is not a member of the immediate family of an executive officer of the Company, or any of its affiliates, who currently serves in that role or did so during the past three years.

  c. Has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service).

  d. Has not conducted business with the Company as a partner, controlling shareholder, or executive officer of another for-profit business involving payments to or from the Company that exceed the greater of:
     (i) 5% of either the Company's or the for-profit organization's consolidated gross revenues or, (ii) $200,000, in any of the past three
     (3) years (excluding payments arising solely from investments in the Company's securities).

  e. Is not an executive of another corporation on whose compensation committee any of the Company's current executives serve.

   The Charter may allow for one director who is not deemed to be independent under the above criteria of c, d, or e. This override is allowed only if the Board, under exceptional and limited circumstances, determines that the membership of such director is in the best interests of the Company and its stockholders and discloses the nature of the relationship and the basis of such determination in the Company's next annual proxy statement.

   All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individuals financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.MEETINGS

   As part of its job to foster open communication, the Committee must meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairman should meet with the independent auditors and management quarterly to review the Company's financial statements consistent with Section
IV.6. below.

IV.PROCESSES

   To fulfill its responsibilities and duties the Committee shall:

 Documents/Reports Review

1.  Obtain the Board members' approval of this Charter.

2. Review and reassess the Charter's adequacy periodically, but at least annually, as conditions dictate.

3. Review the Company's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

4. Review the regular Management Letter to management prepared by the independent auditors and management's response.

5.  Review related party transactions for potential conflicts of interests.

6. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-Q. The chairman of the Committee may represent the entire Committee for purposes of this review. These meetings should include a discussion of the independent auditors' judgment quality of the Company's accounting and any uncorrected misstatements as a result of the quarterly review by the independent auditors.

7. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are present.

 Independent Auditors

8. Recommend to the Board the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors.

9. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, and actively discuss with the independent auditors any disclosed relationships or services that may impact the independent auditors' objectivity and independence (consistent with Independence Standards Board Standard No. 1).

10. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

11. Review with the independent auditors their ultimate accountability to the Board and the Committee.

12. Review and evaluate the performance of the independent auditors and approve any nomination or proposed discharge of the independent auditors when circumstances warrant.

13. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

 Financial Reporting Processes

14. In consultation with the independent auditors, review the integrity of the organization's financial reporting processes, both internal and external.

15. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

16. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

 Process Improvement

17. Establish regular and separate systems of reporting to the Committee by both management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

18. Following completion of the annual audit, review separately with both management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

19. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

20. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

21. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

 Ethical and Legal Compliance

22. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

23. Review management's monitoring of the Company's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

24. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

25. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

26. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

27. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

28. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

 Proxy Statement and NASD Reporting

29. State in the annual proxy statement that the Committee has adopted a written charter and include a copy of this Charter as an appendix to the proxy statement once every three years.

30. Include a report in the annual proxy statement, over the names of all Committee members, stating whether the Committee reviewed and discussed the audit financial statements with management, discussed with the independent auditors the matters requiring discussion, including but not limited to those matters required by the Statement of Auditing Standards No. 61, received the written disclosures and letter from the independent auditors as required by Independence Standards Board Standard No.1, and based upon that review and discussion, recommended to the Board that the audited financial statements be included in the Form 10-K.

31. Provide the NASD with a written confirmation, as necessary, regarding the structure and membership requirements (under Section II above) of the Committee including the minimum of three independent directors, the financial literacy of the Committee members, the determination that at least one of Committee members has accounting or financial expertise, and the annual review and reassessment of the adequacy of this Charter.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              CURON MEDICAL, INC.

                      2001 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Curon Medical, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated April 11, 2001 and hereby appoints John W.Morgan and Alistair F.McLaren or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2001 Annual Meeting of Stockholders of Curon Medical,Inc.to be held on May 15, 2001 at 9:00 a.m., local time, at The Westin Palo Alto Hotel,675 El Camino Real,Palo Alto, CA 94301 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

                                                              SEE REVERSE SIDE


                             /\ FOLD AND DETACH HERE /\

                                                            Please mark
                                                             your votes    [ X ]
                                                            as indicated


1. Election of Class I Directors

       FOR          WITHHOLD

      [___]          [___]

NOMINEES: DAVID I. FANN
          JOHN W. MORGAN

THE STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY
STRIKING OUT THE INDIVIDUAL'S NAME ABOVE.

2. Proposal to ratify the appointment of PricewaterhouseCoopers
LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

       FOR          AGAINST       ABSTAIN

      [___]          [___]         [___]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE TWO NOMINATED CLASS I DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE
ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF
MAILED IN THE UNITED STATES.



SIGNATURE(S)____________________________________________________________________

SIGNATURE(S)______________________________DATE:___________________________, 2001

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community properly, both should sign.


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